Exhibit 99.1

Deloitte LLP 2 New Street Square London EC4A 3BZ Phone: +44 (0)20 7936 3000 www.deloitte.co.uk

Independent Accountant’s Report on Applying Asset Agreed Upon Procedures

The Board of Directors of
Lugo Funding 2026-1 Designated Activity Company
38/39 Fitzwilliam Square West
Dublin 2, D02 NX53
Ireland
(the “Issuer”)

The Board of Directors of
Porta Falsa DAC
8-34 Percy Place
Percy Exchange
Dublin 4, D04 P5K3
Ireland
(the “Seller”)

Barclays Bank PLC
1 Churchill Place
Canary Wharf
London
E14 5HP
(the “Arranger” and “Lead Manager”)

and the other Managers (as defined in the Engagement Letter)

4 June 2026

Dear Sirs/Madams,

PROPOSED ISSUE BY LUGO FUNDING 2026-1 DESIGNATED ACTIVITY COMPANY OF RESIDENTIAL MORTGAGE-BACKED FLOATING RATE NOTES (the “Issue”)

We have performed the procedures enumerated below on certain residential mortgages (the “Loan Pool”), which were agreed to by the Issuer, the Seller, the Arranger, the Lead Manager, the Managers and the other Managers (as defined in the Engagement Letter). The procedures were performed to assist you in evaluating the validity of certain characteristics of the Loan Pool. This agreed upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The appropriateness of these procedures is solely the responsibility of the Issuer, the Seller, the Arranger, the Lead Manager and the Managers. Consequently, we make no representation regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report (the “Asset Agreed Upon Procedures Report”) is addressed to the Board of Directors of the Issuer, the Board of Directors of the Seller, the Arranger, the Lead Manager and the Managers identified in the Engagement Letter who have agreed to participate in the proposed Issue.

These procedures were established with the Issuer and the Seller, and the appropriateness of the procedures is solely the responsibility of the Issuer, the Seller, the Arranger, the Lead Manager and the Managers as discussed above. The Issuer and the Seller shall be solely responsible for providing accurate and complete information requested by Deloitte necessary to perform the procedures. Deloitte has no responsibility for the accuracy or completeness of the information provided by or on behalf of the Issuer and the Seller, even if Deloitte had reason to know or should have known of such inaccuracy or incompleteness.

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© 2026 Deloitte LLP. All rights reserved.

The procedures that we performed and our findings are as follows:

1.	Scope of our work and factual findings

The procedures performed were as defined in Appendix 3 of the Engagement Letter (the “Agreed Upon Procedures”).

The Issuer provided us with a data file ‘Sayara - Onyx ESMA Report 20260331.xlsx’ (the “First Pool Run”) containing a loan identifier for each of the 7,458 residential mortgage loans with a greater than zero current principal outstanding balance in the Loan Pool as at 30 March 2026 (the “Cut-off Date”).

A random sample of 59 loans was selected from the First Pool Run (the “Sample”) using the sampling approach below (the “Sample Pool”).

We have carried out the Agreed Upon Procedures on the Sample Pool during the period 6 May to 27 May 2026.

The sampling approach

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed upon procedures in relation to certain characteristics of a random sample of individual loans. In this case the Agreed Upon Procedures related to the documentation and procedures that support the Sample Pool contained in the First Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.
Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 2.1 to 2.12 under the pool agreed upon procedures section below, has been limited to confirming that the selected attribute from the Sample Pool information relating to the First Pool Run agreed to the original loan documentation or copies thereof provided to us in the loan file. We are entitled to assume that the loan documentation is correct and we have not sought to independently verify this information. The loan documentation used in these Agreed upon Procedures was the Escenia system (the “System”), the public deed of the restructured loan and nota simple.

Objectives

On the assumption that the information in the First Pool Run is a complete and accurate representation of the Loan Pool, the sample sizes chosen were designed with the objective of us being able to state that there is a  95% confidence that not more than 5% of the population of the First Pool Run contained an error in the relevant attribute. Where errors were found in the Sample Pool, we have recalculated the percentage errors that there might be in the First Pool Run and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purposes of the Issue.

2.	Pool agreed upon procedures

For each loan in the Sample Pool we carried out the following agreed upon procedures and have given a confidence and precision percentage for each procedure.
For the purposes of this report, the failure of a single attribute is termed an error.

2.1	Original Underlying Exposure Identifier

For each loan in the Sample Pool, we confirmed whether the original underlying exposure identifier shown on the Sample Pool agreed to that shown on the System. We found that the original underlying exposure identifier shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the First Pool Run contained errors.

2.2	Maturity Date

For each loan in the Sample Pool, we confirmed whether the maturity date shown on the Sample Pool agreed to that shown on the System. We found that the maturity date shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the First Pool Run contained errors.

2.3	Current Interest Rate

For each loan in the Sample Pool, we confirmed whether the current interest rate shown on the Sample Pool agreed to that shown on the System. We found that the current interest rate shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the First Pool Run contained errors.

2.4	Interest Rate Type

For each loan in the Sample Pool, we confirmed whether the interest rate type rate shown on the Sample Pool agreed to that shown on the System. We found that the interest rate type shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the First Pool Run contained errors.

2.5	Current Interest Rate Index

For each loan in the Sample Pool, we confirmed whether the current interest rate index shown on the Sample Pool agreed to that shown on the System. We found that the current interest rate index shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the First Pool Run contained errors.

2.6	Current Interest Rate Margin

For each loan in the Sample Pool, we confirmed whether the current interest rate margin shown on the Sample Pool agreed to that shown on the System. We found that the current interest rate margin shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the First Pool Run contained errors.

2.7	BONIF_%_PACTO

For each loan in the Sample Pool, we confirmed whether the BONIF_%_PACTO shown on the Sample Pool agreed to that shown on the System. We found that the BONIF_%_PACTO shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the First Pool Run contained errors.

2.8	Current Principal Outstanding Balance

For each loan in the Sample Pool, we confirmed whether the current principal outstanding balance shown on the Sample Pool agreed to that shown on the System as at the Cut-off Date. We found that the current principal outstanding balance shown on the Sample Pool agreed to the System as at the Cut-off Date, with no exception.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the First Pool Run contained errors.

2.9	Arrears Balance

For each loan in the Sample Pool, we confirmed whether the arrears balance shown on the Sample Pool agreed to that shown on the System as at the Cut-off Date. We found that the arrears balance shown on the Sample Pool agreed to the System as at the Cut-off Date, with no exception.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the First Pool Run contained errors.

2.10	Grace Period

For each loan in the Sample Pool, we confirmed whether the grace end date shown on the Sample Pool agreed to that shown on the System. We found that the grace end date shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the First Pool Run contained errors.

2.11	Restructured Flag

For each loan in the Sample Pool, we confirmed whether the restructured flag shown on the Sample Pool agreed to that shown on the System. We found that the restructured flag shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the First Pool Run contained errors.

2.12	Restructuring Date

For each loan in the Sample Pool, we confirmed whether the restructuring date shown on the Sample Pool agreed to that shown on the System or public deed of the restructured loan or nota simple, to within 60 days. We found that the restructuring date shown on the Sample Pool agreed to the System or public deed of the restructured loan or nota simple, to within 60 days, with no exception.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the First Pool Run contained errors.

3.	Scope of this Asset Agreed Upon Procedures Report

The scope of our work in preparing this Asset Agreed Upon Procedures Report was limited solely to those procedures set out above. We were not engaged to and did not conduct an audit the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly, we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the appropriateness of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset Agreed Upon Procedures Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Report.

This Asset Agreed Upon Procedures Report has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards. This Asset Agreed Upon Procedures Report is only intended to be relied on in connection with any obligations or responsibilities in connection with the Issue that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this Asset Agreed Upon Procedures Report in connection with any offering of securities outside the United States.

4.	Use of this Asset Agreed Upon Procedures Report

Subject to the terms specified in in our Engagement Letter dated 28 May 2026, this Asset Agreed Upon Procedures Report is provided solely for the private information and use of the Issuer, the Seller, the Arranger, the Lead Manager and the Managers and is not intended to be and should not be used by anyone other than the Issuer, the Seller, the Arranger, the Lead Manager and the Managers. This Agreed Upon Procedures Report should not be included in any publicly filed or publicly available document nor should this Agreed Upon Procedures Report, the services performed hereunder, or Deloitte’s engagement hereunder be referred to in any publicly filed or publicly available document, in each case, except under the terms specified in our Engagement Letter. For the avoidance of doubt, the Arranger, the Lead Manager and the Managers are being provided with the Asset Agreed Upon Procedures Report in their capacity as addressees and not the engaging party.

If you have any questions or would like to discuss the content of this Asset Agreed Upon Procedures Report please do not hesitate to contact Louise Gill on +44 113 292 1299.

Yours truly,

Deloitte LLP